American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:       31-Mar-2000                                  7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152


                                  EXHIBIT 10.1

                     Certificateholder Distribution Summary



====================================================================================================================================
                                Certificate   Certificate     Beginning                                    Current        Ending
                                   Class      Pass-Through   Certificate      Interest       Principal     Realized     Certificate
     Class           CUSIP      Description      Rate          Balance      Distribution   Distribution      Loss         Balance
====================================================================================================================================
       A           02926NAA4       SEQ         6.47500%    184,183,672.00     960,696.92    10,893,214.91    0.00     173,290,457.10
   INV_CERT        ARE991INV       SUB         0.00000%      5,316,432.67           0.00             0.00    0.00       5,206,954.10
====================================================================================================================================
Totals                                                     189,500,104.67     960,696.92    10,893,214.91    0.00     178,497,411.20
====================================================================================================================================



=============================================
                                   Cumulative
                        Total       Realized
     Class           Distribution    Losses
=============================================
       A            11,853,911.83      0.00
   INV_CERT                  0.00      0.00
=============================================
Totals              11,853,911.83      0.00
=============================================


All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


25-Apr-2000

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:  31-Mar-2000                                       7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152



                        Principal Distribution Statement



======================================================================================================================
                                   Beginning     Scheduled     Unscheduled                                 Total
                Original Face     Certificate    Principal      Principal                   Realized      Principal
    Class           Amount          Balance     Distribution   Distribution     Accretion    Loss(1)      Reduction
======================================================================================================================
      A         229,000,000.00  184,183,672.00     0.00        10,893,214.91       0.00       0.00      10,893,214.91
   INV_CERT       7,285,896.30    5,316,432.67     0.00                 0.00       0.00       0.00               0.00
======================================================================================================================
    Totals      236,285,896.30  189,500,104.67     0.00        10,893,214.91       0.00       0.00      10,893,214.91
======================================================================================================================



======================================================================================================================
                                   Beginning     Scheduled     Unscheduled                                 Total
                Original Face     Certificate    Principal      Principal                   Realized      Principal
    Class           Amount          Balance     Distribution   Distribution     Accretion    Loss(1)      Reduction
======================================================================================================================
      A         229,000,000.00  184,183,672.00     0.00        10,893,214.91       0.00       0.00      10,893,214.91
   INV_CERT       7,285,896.30    5,316,432.67     0.00                 0.00       0.00       0.00               0.00
======================================================================================================================
    Totals      236,285,896.30  189,500,104.67     0.00        10,893,214.91       0.00       0.00      10,893,214.91
======================================================================================================================



=============================================================
                    Ending          Ending          Total
                  Certificate     Certificate     Principal
    Class           Balance        Percentage    Distribution
=============================================================
      A          173,290,457.10    0.75672689    10,893,214.91
   INV_CERT        5,206,954.10    0.71466212             0.00
=============================================================
    Totals       178,497,411.20    0.75542982    10,893,214.91
=============================================================



(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:       31-Mar-2000                                  7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152



                    Principal Distribution Factors Statement


=======================================================================================================================
                                   Beginning     Scheduled     Unscheduled                                 Total
                Original Face     Certificate    Principal      Principal                   Realized      Principal
    Class(2)        Amount          Balance     Distribution   Distribution    Accretion     Loss(3)      Reduction
=======================================================================================================================
      A         229,000,000.00    804.29551092   0.00000000   47.56862406     0.00000000     0.00000000   47.56862406
   INV_CERT       7,285,896.30    729.68821557   0.00000000    0.00000000     0.00000000     0.00000000    0.00000000
=======================================================================================================================



=============================================================
                    Ending          Ending          Total
                  Certificate     Certificate     Principal
    Class(2)        Balance        Percentage    Distribution
=============================================================
      A            756.72688690  0.75672689    47.56862406
   INV_CERT        714.66212057  0.71466212     0.00000000
=============================================================


(2)     All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:       31-Mar-2000                                  7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152


                         Interest Distribution Statement



===============================================================================================================================
                                                  Beginning                     Payment of                 Non-
                                   Current      Certificate/      Current         Unpaid      Current   Supported
                Original Face    Certificate      Notional        Accrued        Interest     Interest   Interest   Realized
    Class           Amount           Rate          Balance        Interest      Shortfall     Shortfall  Shortfall  Losses(4)
===============================================================================================================================
      A         229,000,000.00     6.47500%    184,183,672.00    960,696.92        0.00         0.00       0.00       0.00
   INV_CERT       7,285,896.30     0.00000%      5,316,432.67          0.00        0.00         0.00       0.00       0.00
===============================================================================================================================
Totals          236,285,896.30                                   960,696.92        0.00         0.00       0.00       0.00
===============================================================================================================================




==========================================================
                                Remaining       Ending
                    Total         Unpaid       Certificate/
                  Interest       Interest       Notional
    Class        Distribution    Shortfall      Balance
==========================================================
      A           960,696.92        0.00    173,290,457.10
   INV_CERT             0.00        0.00      5,206,954.10
==========================================================
Totals            960,696.92        0.00
==========================================================



(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:  31-Mar-2000                                       7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152




                     Interest Distribution Factors Statement




===================================================================================================================================
                                                  Beginning                     Payment of                    Non-
                                   Current      Certificate/      Current         Unpaid      Current     Supported
                Original Face    Certificate      Notional        Accrued        Interest     Interest     Interest      Realized
    Class(5)        Amount           Rate          Balance        Interest      Shortfall     Shortfall    Shortfall     Losses(6)
===================================================================================================================================
      A         229,000,000.00      6.47500%    804.29551092     4.19518306    0.00000000    0.00000000    0.00000000    0.00000000
   INV_CERT       7,285,896.30      0.00000%    729.68821557     0.00000000    0.00000000    0.00000000    0.00000000    0.00000000
===================================================================================================================================





===========================================================
                                 Remaining       Ending
                    Total         Unpaid       Certificate/
                   Interest       Interest       Notional
    Class(5)     Distribution    Shortfall        Balance
============================================================
      A            4.19518306    0.00000000    756.72688690
   INV_CERT        0.00000000    0.00000000    714.66212057
============================================================


(5)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:  31-Mar-2000                                       7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152



                      Certificateholder Component Statement

==============================================================================================================================
                        Component         Beginning Notional    Ending Notional    Beginning Component     Ending Component
         Class      Pass-Through Rate           Balance             Balance              Balance                Balance
==============================================================================================================================
          FSA         1,200.00000%             35,301.87           33,214.00              0.00                   0.00
==============================================================================================================================



======================================
                      Ending Component
         Class           Percentage
======================================
          FSA           75.67267320%
======================================

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:       31-Mar-2000                                  7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152



                       Certificateholder Account Statement

====================================================================

                        CERTIFICATE ACCOUNT

Beginning Balance                                              0.00
Deposits
     Payments of Interest and Principal               12,520,171.78
     Liquidations, Insurance Proceeds, Reserve                 0.00
     Funds
     Proceeds from Repurchased Loans                           0.00
     Other Amounts (Servicer Advances)                         0.00
     Realized Losses                                    (507,471.93)
                                                      -------------

Total Deposits                                        12,012,699.85


Withdrawals
     Reimbursement for Servicer Advances                       0.00
     Payment of Service Fee                              158,788.02
     Payment of Interest and Principal                11,853,911.83
                                                      -------------

Total Withdrawals (Pool Distribution Amount)          12,012,699.85


Ending Balance                                                 0.00
                                                      =============

====================================================================



====================================================================================
                                  OTHER ACCOUNTS

                                 Beginning       Current     Current      Ending
        Account Type              Balance      Withdrawals   Deposits     Balance
------------------------------------------------------------------------------------
Financial Guaranty                 0.00           0.00         0.00        0.00

====================================================================================




======================================================================
              PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                  0.00
Servicing Fee Support                                            0.00
                                                                 ----
Non-Supported Prepayment/Curtailment Interest Shortfall          0.00
                                                                 ====

======================================================================



======================================================================
                           SERVICING FEES

Gross Servicing Fee                                         78,958.70
Management Fee                                               1,000.00
FSA Insurance Premium                                          789.67
Trustee Fee - Norwest Bank Minnesota N.A.                   35,301.87
Mortgage Insurance Premium                                  42,737.78
Supported Prepayment/Curtailment Interest Shortfall              0.00
                                                           ----------
Net Servicing Fee                                          158,788.02
                                                           ==========

======================================================================

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:       31-Mar-2000                                  7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152



=====================================================================================

              CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                                  DELINQUENCY STATUS

                                                              Percentage Delinquent
                                                                    Based On
                                                              ----------------------
                             Current
                             Number Of       Unpaid
                              Loans         Principal        Number         Unpaid
                                            Balance         of Loans        Balance
30 Days                          58       5,687,465.45      3.706070%     3.186301%
60 Days                          12       1,184,210.78      0.766773%     0.663433%
90+ Days                         32       3,772,579.55      2.044728%     2.113521%
Foreclosure                      74       8,323,733.39      4.728435%     4.663224%
REO                              25       2,862,561.59      1.597444%     1.603699%
                                 --      -------------     ---------     ---------
Totals                           20      21,830,550.76     12.843450%    12.230178%



Current Period Realized Loss - Includes Interest Shortfall            0.00
Cumulative Realized Losses - Includes Interest Shortfall      1,306,465.36
Current Period Class A Insufficient Funds                             0.00
Principal Balance of Contaminated Properties                          0.00
Periodic Advance                                                      0.00
=====================================================================================



-----------------------------------------------------------------------------------------------------------------------------
                        SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

              Original $       Original %          Current $         Current %        Current Class %       Next Prepayment %
              ----------       ----------          ---------         ---------        ---------------       -----------------
Class A      7,285,896.30      3.08350876%       5,206,954.10       2.91710343%         97.082897%              0.000000%


Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
-----------------------------------------------------------------------------------------------------------------------------

American Residential Eagle Bond Trust 1999-1                    Contact: Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1             Norwest Bank Minnesota, N.A.
                                                                Securities Administration Services
Record Date:       31-Mar-2000                                  7485 New Horizon Way
Distribution Date: 25-Apr-2000                                  Frederick, MD  21703
                                                                Telephone:   (301) 846-8130
                                                                Facsimile:   (301) 846-8152



 ===========================================================================================
                                    COLLATERAL STATEMENT

 Collateral Description                                           Fixed Mixed & ARM Balloon
 Weighted Average Gross Coupon                                                     9.609353%
 Weighted Average Net Coupon                                                       9.109351%
 Weighted Average Pass-Through Rate                                                9.104351%
 Weighted Average Maturity (Stepdown Calculation)                                       316

 Beginning Scheduled Collateral Loan Count                                            1,647
 Number of Loans Paid in Full                                                            82
 Ending Scheduled Collateral Loan Count                                               1,565

 Beginning Scheduled Collateral Balance                                      189,500,104.67
 Ending Scheduled Collateral Balance                                         178,497,411.20
 Ending Actual Collateral Balance at 31-Jan-2000                             178,497,411.20
 Monthly P&I Constant                                                          1,644,233.61
 Class A Optimal Amount                                                       11,998,692.26
 Ending Scheduled Balance for Premium Loans                                  178,497,411.20

 Scheduled Principal                                                             126,755.71
 Unscheduled Principal                                                        10,875,937.76

 Required Overcollateralized Amount                                            5,316,432.67
 Overcollateralized Increase Amount                                                    0.00
 Overcollateralized Reduction Amount                                             109,478.56
 Specified O/C Amount                                                          5,316,432.67
 Overcollateralized Amount                                                     5,206,954.10
 Overcollateralized Deficiency Amount                                            109,478.56
 Base Overcollateralization Amount                                             5,316,432.67

 Extra Principal Distribution Amount                                                   0.00
 Excess Cash Amount                                                              398,993.33
 ===========================================================================================
 Bankruptcy                                                                 $     4,411,038
 Bankruptcies are included in the 30, 60 and 90 day delinquencies
 ===========================================================================================